M     F     S
        INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


MFS(R) HIGH YIELD OPPORTUNITIES FUND
SEMIANNUAL REPORT o JULY 31, 1999




TABLE OF CONTENTS

Letter from the Chairman                    1
Management Review and Outlook               3
Performance Summary                         8
Portfolio of Investments                   11
Financial Statements                       18
Notes to Financial Statements              25
MFS' Year 2000 Readiness Disclosure        31
Trustees and Officers                      33


MFS(R) ORIGINAL RESEARCH(SM)

RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE RESEARCH DEPARTMENTS IN THE MUTUAL FUND INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE THAN JUST CRUNCHING NUMBERS AND CREATING ECONOMIC MODELS: IT'S GETTING TO KNOW EACH SECURITY AND EACH COMPANY PERSONALLY.


NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE




LETTER FROM THE CHAIRMAN

Jeffrey L. Shames

DEAR SHAREHOLDERS,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past months than they had for the previous year or so. These companies appear to have benefited from signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500),


1


LETTER FROM THE CHAIRMAN -- continued

a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,


Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

August 14, 1999


2


MANAGEMENT REVIEW AND OUTLOOK

Robert J. Manning

For the six months ended July 31, 1999, Class A shares of the Fund provided a total return of 7.46%, Class B shares 7.10%, Class C shares 7.12%, and Class I shares 7.85%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 1.11% return for the Lehman Brothers High Yield Bond Index (the Lehman Index), an unmanaged index of noninvestment-grade corporate debt. The Fund's returns also compare to a 1.95% return for the average high current yield fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. HOW HAS THE ECONOMIC ENVIRONMENT AFFECTED THE FUND'S PERFORMANCE DURING THE PAST SIX MONTHS?
A. The Fund has benefited from a favorable economic environment for high-yield securities -- specifically, moderate economic growth and low inflation in the United States. The combination of a strong U.S. economy and the recovery of many international markets has helped strengthen investor confidence. These trends have had a positive impact on the high-yield market, as companies have generally posted improved operating results. This environment is different from what took place during the last few months of 1998, when volatility in several overseas markets, particularly in Asia, caused investors to move toward highest-quality securities such as U.S. Treasuries and away from high-yield corporate debt.

Q. WHAT TYPES OF HIGH-YIELD BONDS HAVE MADE THE MOST SIGNIFICANT CONTRIBUTIONS TO THE FUND'S PERFORMANCE?
A. The strong economy has benefited the high-yield market as a whole, although lower-quality issues such as "CCC"-rated bonds have experienced the most dramatic turnaround. In this Fund, we tend to take on a little more risk in exchange for the opportunity to achieve somewhat higher yields. Lower-quality bonds generally offer higher yields than most other issues as a way to compensate an investor for taking on somewhat higher risk. Many of these lower-quality bonds have done quite well in this economic environment because companies issuing these bonds have had fewer credit problems, such as defaults and bond rating reductions, than they would have in a weaker environment. In other words, the economic environment seems to have lowered the amount of risk associated with these bonds, which has made them more appealing.


3


MANAGEMENT REVIEW AND OUTLOOK -- continued

Q.  HOW DO YOU DECIDE WHICH OF THESE INVESTMENTS TO PUT INTO THE PORTFOLIO?
A. We select all of our investments on a company-by-company basis. Because "CCC"-rated bonds involve a somewhat higher degree of risk than higher-quality issues, we rely heavily on MFS(R) Original Research(SM) to determine which of these bonds we believe may have the best long-term prospects. Our analysts look for potential catalysts that may result in a credit upgrade or price appreciation. The analysts meet with the management of these companies, assess their credit risk, and try to identify those that have improving credit quality or offer attractive yields given the amount of risk. Our job is to determine whether we are being compensated adequately for the credit risks associated with a particular company. For example, we invested in Chesapeake Energy, which was hurt along with many other oil companies when the price of oil declined toward the end of last year. We held onto this company because it fit our criteria, and the value of its bonds have improved dramatically as oil prices began to recover during the first half of 1999.

Q.  WHAT ARE SOME OTHER INVESTMENTS THAT HELPED THE FUND'S PERFORMANCE?
A. We have found several opportunities in the telecommunications and media sectors. Among telecommunications companies, we are focusing on those that are building fiber-optic networks to compete for local, long distance and, most importantly, Internet traffic, the fastest-growing segment. Specifically, a large portion of our holdings is in competitive local exchange companies (CLECs). These companies build fiber-optic networks in metropolitan areas and offer an array of telecommunications services that allow them to compete with the Baby Bells for business customers. We believe the reason that many of these CLECs have experienced very good customer growth is because their fiber-optic networks offer a lower-cost, higher-quality alternative for many of their customers. Two examples of other telecommunications companies we like are NTL and United International, which offer cable and telephone services to homes in Europe. Europe was slower to deregulate these industries than the United States, but we are now seeing more bonds issued by cable and telecommunications companies for development in Germany, France, Spain, and the United Kingdom. One media company worth noting is CD Radio, which provides digital radio services to the automobile industry. Although the company is in the development stage, it already has partnered with the automotive


4


MANAGEMENT REVIEW AND OUTLOOK -- continued

industry, and we believe it appears to have very exciting long-term prospects. Our position in this company's bonds has increased substantially since we purchased them last May.

Q.  HOW HAS THE FUND'S INVESTMENT IN EMERGING MARKETS AFFECTED PERFORMANCE?
A. Emerging debt markets have experienced significant volatility over the past year but performed better in the first part of 1999. However our investment in this asset class has had a more positive impact on the Fund's performance during the past six months. In managing our emerging debt exposure, we have focused on liquid, government issues with improving credit stories and manageable debt profiles. The attention to liquidity has allowed the Fund the necessary flexibility to re-allocate positions as opportunities warrant. Relative to the index, we have underweighted holdings in Latin America and overweighted Eastern Europe and the Middle East. We have been impressed with the strength of Asia's recovery and have taken profits on positions as yields have fallen to less-attractive levels. In our view, emerging market debt continues to offer attractive opportunities on a selective basis.

Q.  WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET?
A. We believe the high-yield market will continue to offer good value through the second half of the year. One tool we use to determine value in the high-yield markets is to look at the yield difference, or spread, between high-yield bonds and Treasury securities. Currently, high-yield bonds are yielding about 11% compared to Treasury securities, which yield roughly 6%. The last time the spread between high-yield bonds and Treasury securities was this dramatic was in 1991, when the economy was just slowly coming out of a recession and default rates were over 3%. In 1999, this spread is virtually the same. However, the strength of the nation's economy generally has reduced the level of risk associated with high-yield investments because the ability of companies to repay their debt has strengthened. Low commodity prices and worker productivity have kept U.S. inflation low. Interest rates have risen 1% this year to the point where we think it will put a bit of a damper on the economy, but we don't see inflation as a major problem at this point. We believe the economy seems to be growing at a very good pace. Consumer confidence is high, jobless rates are low, and we expect earnings to continue to do well for the rest of


5


MANAGEMENT REVIEW AND OUTLOOK -- continued

the year. In our view, these economic trends -- low inflation and a strong economy -- will continue to increase the appeal of high-yield bonds.


Robert J. Manning
Portfolio Manager


The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.


6


PORTFOLIO MANAGER'S PROFILE

ROBERT J. MANNING IS SENIOR VICE PRESIDENT, CHIEF FIXED INCOME STRATEGIST, DIRECTOR OF FIXED INCOME RESEARCH, AND A MEMBER OF THE FIXED INCOME MANAGEMENT GROUP OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) HIGH INCOME FUND, MFS(R) HIGH YIELD OPPORTUNITIES FUND, AND MFS(R) SPECIAL VALUE TRUST, A CLOSED-END FUND.

MR. MANNING JOINED MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT. HE WAS NAMED VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1993, AND CHIEF FIXED INCOME STRATEGIST AND DIRECTOR OF FIXED INCOME RESEARCH IN 1999. HE IS A GRADUATE OF THE UNIVERSITY OF LOWELL AND EARNED A MASTER OF SCIENCE DEGREE IN FINANCE FROM BOSTON COLLEGE.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.


7


FUND FACTS

OBJECTIVE:           SEEKS HIGH CURRENT INCOME BY INVESTING PRIMARILY IN A
                     DIVERSIFIED PORTFOLIO OF FIXED-INCOME SECURITIES. CAPITAL
                     GROWTH, IF ANY, IS INCIDENTAL.

COMMENCEMENT
OF INVESTMENT
OPERATIONS:          JULY 1, 1998

CLASS
INCEPTION:           CLASS A JULY 1, 1998
                     CLASS B JULY 1, 1998
                     CLASS C JULY 1, 1998
                     CLASS I JULY 1, 1998

SIZE:                $13.3 MILLION NET ASSETS AS OF JULY 31, 1999


PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JULY 31, 1999

CLASS A
                                       6 Months          1 Year           Life*
                                       --------          ------          ------
Cumulative Total Return                  +7.46%          -2.89%          -2.71%
Average Annual Total Return                 --           -2.89%          -2.50%
SEC Results                                 --           -7.51%          -6.79%

CLASS B
                                       6 Months          1 Year           Life*
                                       --------          ------          ------
Cumulative Total Return                  +7.10%          -3.24%          -3.29%
Average Annual Total Return                 --           -3.24%          -3.04%
SEC Results                                 --           -6.75%          -6.27%


* For the period from the commencement of the Fund's investment operations, July 1, 1998, through July 31, 1999.


8


PERFORMANCE SUMMARY -- continued

CLASS C
                                       6 Months          1 Year           Life*
                                       --------          ------          ------
Cumulative Total Return                  +7.12%          -3.63%          -3.48%
Average Annual Total Return                 --           -3.63%          -3.21%
SEC Results                                 --           -4.50%          -4.02%

CLASS I
                                       6 Months          1 Year           Life*
                                       --------          ------          ------
Cumulative Total Return                  +7.85%          -2.03%          -1.82%
Average Annual Total Return                 --           -2.03%          -1.68%


* From the period from the commencement of the Fund's investment operations, July 1, 1998, through July 31, 1999.



NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.


9


PORTFOLIO CONCENTRATION AS OF JULY 31, 1999

PORTFOLIO STRUCTURE

Equities 3.9%
Municipals 1.3%
Cash 1.1%
High Yield Corporates 71.5%
Emerging Markets 22.2%


This portfolio is actively managed, and current holdings may be different.


10


PORTFOLIO OF INVESTMENTS (Unaudited) -- July 31, 1999

Bonds - 91.9%
--------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)              VALUE
--------------------------------------------------------------------------------
U.S. BONDS - 60.3%
  AEROSPACE - 1.3%
    K & F Industries, Inc., 9.25s, 2007                 $ 75            $ 73,875
    L-3 Communications Corp., 10.375s, 2007               90              95,063
                                                                        $168,938
  BUILDING MATERIALS - 1.4%
    Formica Corp., 10.875s, 2009##                      $100            $ 97,000
    MMI Products, Inc., 11.25s, 2007##                    55              55,962
    Schuff Steel Co., 10.5s, 2008                         40              37,050
                                                                        $190,012
  BUSINESS SERVICES - 1.7%
    Anacomp, Inc., 10.875s, 2004                        $ 50            $ 52,125
    Iron Mountain, Inc., 10.125s, 2006                    80              83,000
    Pierce Leahy Corp., 11.125s, 2006                     85              92,650
                                                                        $227,775
  CHEMICALS - 2.1%
    Huntsman ICI Chemicals, Inc., 10.125s, 2009##       $ 50            $ 50,000
    Lyondell Chemical Co., 9.625s, 2007##                100             101,250
    Sterling Chemicals, Inc., 11.75s, 2006                25              19,000
    Sterling Chemicals, Inc., 12.375s, 2006               75              76,687
    Sterling Chemicals Holdings, Inc.,
      0s to 2001, 13.5 to 2008                           115              34,500
                                                                        $281,437
  CONSUMER GOODS AND SERVICES - 1.2%
    Galey & Lord, Inc., 9.125s, 2008                    $ 45            $ 20,250
    Remington Products Co. LLC, 11s, 2006                 25              20,938
    Samsonite Corp., 10.75s, 2008                        145             123,250
                                                                        $164,438
  CONTAINER, FOREST AND PAPER PRODUCTS - 3.4%
    Applied Extrusion Technologies, Inc.,
      11.5s, 2002                                       $150            $154,500
    Consolidated Contaniner Co., LLC,
      10.125s, 2009##                                     50              50,875
    Gaylord Container Corp., 9.875s, 2008                180             164,700
    Packaging Corp. of America, 9.625s, 2009##            25              25,437
    Riverwood International Corp., 10.25s, 2006           50              50,750
    Riverwood International Corp., 10.875s, 2008           5               4,950
                                                                        $451,212
  ENERGY - 2.9%
    Cheasapeake Energy Corp., 9.625s, 2005              $125            $114,375
    Continental Resources, Inc., 10.25s, 2008             25              18,375
    Forest Oil Corp., 10.5s, 2006                         75              76,875
    P&L Coal Holdings Corp., 9.625s, 2008                125             124,687
    Pride International, Inc., 10s, 2009                  50              51,250
                                                                        $385,562


11


PORTFOLIO OF INVESTMENTS (Unaudited) -- continued

Bonds - continued
--------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)              VALUE
--------------------------------------------------------------------------------
U.S. BONDS - CONTINUED
  ENTERTAINMENT - 0.4%
    Cinemark USA, Inc., 9.625s, 2008                    $ 50          $   48,500

  FOOD AND BEVERAGE PRODUCTS - 0.3%
    Friendly Ice Cream Corp., 10.5s, 2007               $ 10          $    8,975
    Vlasic Foods International Inc., 10.25s, 2009##       25              24,250
                                                                      $   33,225
  GAMING AND HOTELS - 1.5%
    Boyd Gaming Corp., 9.5s, 2007++                     $ 25          $   24,625
    Coast Hotels & Casinos, Inc., 9.5s, 2009##           100              96,000
    Lady Luck Gaming Corp., 11.875s, 2001                 15              15,225
    Red Roof Inns, Inc., 9.625s, 2003                     40              40,950
    Santa Fe Hotel, Inc., 11s, 2000                       25              23,750
                                                                      $  200,550
  INDUSTRIAL - 5.2%
    Allied Waste North America Inc., 10s, 2009          $ 75          $   74,063
    Day International Group, Inc., 11.125s, 2005          42              44,520
    Fairfield Manufacturing Co., Inc., 9.625s, 2008##     75              72,750
    Hayes Wheels International, Inc., 11s, 2006          175             190,312
    Haynes International, Inc., 11.625s, 2004             50              47,250
    International Knife & Saw, Inc., 11.375s, 2006        50              45,875
    Johnstown America Industries, 11.75s, 2005            75              78,656
    Oxford Automotive, Inc., 10.125s, 2007                35              35,700
    Simonds Industries, Inc., 10.25s, 2008                50              48,250
    Thermadyne Holdings Corp.,
      0s to 2003, 12.5s to 2008                          120              57,000
                                                                     $   694,376
  MEDIA - 7.5%
    Avalon Cable Holdings LLC,
      0s to 2003, 11.875s to 2008##                     $100          $   66,250
    CD Radio Inc., 14.5s, 2009##                         100             108,000
    Charter Commerce Holdings LLC,
      0s to 2004, 9.92s to 2011                          150              91,125
    Classic Communications, Inc.,
      0s to 2003, 13.25s to 2009 ##                       50              33,250
    Cumulus Media, Inc., 10.375s, 2008                    50              52,250
    Frontiervision Operating Partnership LP, 11s, 2006   145             157,688
    Granite Broadcasting Corp., 10.375s, 2005             25              25,375
    Impsat Corp., 12.375s, 2008                           50              38,000
    Intermedia Capital Partners IV, LP, 11.25s, 2006      18              20,430
    LIN Holdings Corp., 0s to 2003, 10s to 2008           75              50,250
    NTL Communications Corp.,
      0s to 2003, 12.375s to 2006                        180             123,300
    NTL, Inc., 0s to 2003, 9.75s to 2008##                55              37,331
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008  100              52,000
    United International Holdings, Inc., 10.75s, 2008    250             145,000
                                                                      $1,000,249



12


PORTFOLIO OF INVESTMENTS (Unaudited) -- continued

Bonds - continued
--------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)              VALUE
--------------------------------------------------------------------------------
U.S. BONDS - CONTINUED
  MEDICAL AND HEALTH TECHNOLOGY AND SERVICES - 0.3%
    Alaris Medical, Inc.,
      0s to 2003, 11.125s to 2008##                     $ 75            $ 39,375

  METALS AND MINERALS - 5.5%
    Algoma Steel, Inc., 12.375s, 2005                   $100            $ 99,000
    Doe Run Resources Corp., 11.25s, 2005                100              89,500
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002        50              50,125
    Kaiser Aluminum & Chemical Corp., 12.75s, 2003        90              90,900
    Metal Management, Inc., 10s, 2008                    150             117,000
    Metallurg Holdings, Inc.,
      0s to 2003, 12.75s to 2008                         200              76,000
    Northwestern Steel & Wire Co., 9.5s, 2001            150             108,750
    NS Group Inc., 13.5s, 2003                            50              52,750
    WCI Steel, Inc., 10s, 2004                            45              46,350
                                                                        $730,375
  MUNICIPALS - 1.3%
    Mesa County, CO, 8.5s, 2006                         $250            $175,000

  RETAIL - 1.0%
    J Crew Group, Inc., 0s to 2002, 13.125s to 2008     $120            $ 71,400
    J Crew Operating Corp., 10.375s, 2007                 60              60,150
                                                                        $131,550
  STEEL - 0.5%
    Renco Steel Holdings, Inc., 10.875s, 2005           $ 75            $ 66,750

  SUPERMARKETS - 2.8%
    Jitney-Jungle Stores of America, Inc.,
      12s, 2006                                         $125            $100,000
    Pathmark Stores, Inc., 11.625s, 2002                  75              75,750
    Pathmark Stores, Inc.,
      0s to 1999, 10.75s to 2003                         185             181,300
    Penn Traffic Co., 11s, 2009                           10               9,535
                                                                        $366,585
  TELECOMMUNICATIONS - 18.6%
    Allegiance Telecommunications, Inc.,
      12.875s, 2008##                                   $155            $169,725
    AMSC Acquisition Co., Inc., 12.25s, 2008             155             124,775
    Caprock Communications Corp., 11.5s, 2009##           25              25,250
    Centennial Cellular Operating Co.,
      10.75s, 2008##                                     105             108,150
    Cybernet Internet Services International,
      14s, 2009                                           50              50,500
    Dialog Corporation PLC, 11s, 2007                     25              23,156
    DTI Holdings, Inc., 0s to 2003, 12.5s to 2008        125              42,500
    GCI, Inc., 9.75s, 2007                                65              64,025
    Globenet Communications Group, 13s, 2007              60              59,700
    Hyperion Telecommunications, 12s, 2007##             100             101,500
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006        200             164,000
    ITC Deltacom, Inc., 11s, 2007                        175             185,500
    Metromedia Fiber Network, Inc., 10s, 2008             70              70,700
    MJD Communications, Inc., 9.5s, 2008                  60              59,775
    Mobile Telecommunication Technologies Corp.,
      13.5s, 2002                                         95             108,300



13


PORTFOLIO OF INVESTMENTS (Unaudited) -- continued

Bonds - continued
--------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)              VALUE
--------------------------------------------------------------------------------
U.S. BONDS - CONTINUED
  TELECOMMUNICATIONS - CONTINUED
    Nextel Communications, Inc.,
      0s to 2003, 9.95s to 2008                         $170         $   119,425
    Nextel International, Inc.,
      0s to 2003, 12.125 to 2008                          15               8,006
    Nextlink Communications, Inc., 10.75s, 2009           50              50,750
    Nextlink Communications, Inc.,
      0s to 2004, 12.25s to 2009                         125              71,875
    Northeast Optic Network, 12.75s, 2008                 35              37,100
    Orbital Imaging Corp., 11.625s, 2005                  25              22,750
    Pagemart Wireless, Inc.,
      0s to 2003, 11.25s to 2008                          25              11,375
    Psinet, Inc., 11s, 2009                              140             138,600
    Rhythms Netconnections Inc., 12.75s, 2009##           75              69,000
    Spectrasite Holdings, Inc.,
      0s to 2004, 11.25s to 2009 ##                      225             123,469
    Teligent Inc., 11.5s, 2007                            75              72,188
    Time Warner Telecommunications LLC, 9.75s, 2008       30              30,600
    Triton PCS, Inc.,
      0s to 2003, 11s to 2008, 1s, 2008                  155             104,238
    Verio Inc., 11.25s, 2008##                           120             121,800
    Worldwide Fiber Inc., 12s, 2009                      125             123,437
                                                                      $2,462,169
  UTILITIES - ELECTRIC - 0.6%
    International Utility Structures, 10.75s, 2008      $ 75          $   74,438

TOTAL U.S. BONDS                                                      $7,992,766

FOREIGN BONDS - 31.6%
  ALGERIA - 2.9%
    Algeria Tranche, 6s, 2006                           $460          $  315,100
    Algeria Tranche, 6s, 2010                            100              64,500
                                                                      $  379,600
  ARGENTINA - 1.1%
    Republic of Argentina, 11s, 2006                    $ 74          $   66,970
    Republic of Argentina, 11.75s, 2009                   40              35,600
    Republic of Argentina, 9.75s, 2027                    60              45,300
                                                                      $  147,870
  BRAZIL - 3.8%
    Banco Nacional De Desenvolvi, 13.64s, 2008
      (Banks and Credit Cos.)                           $330          $  274,725
    Federal Republic of Brazil, 11.625s, 2004             15              13,632
    Federal Republic of Brazil, 5.938s, 2012             125              73,750
    Federal Republic of Brazil, 5.875s, 2024              70              42,175
    Federal Republic of Brazil, 10.125s, 2027            145             103,501
                                                                      $  507,783
  BULGARIA - 1.9%
    Hermes Europe Railtel BV, 10.375s, 2009
      (Telecommunications)                               $50          $   50,000
    National Republic of Bulgaria, 5.875s, 2011          110              75,175
    Telei Europe BV, 13s, 2009
      (Telecommunications)##                             125             131,875
                                                                      $  257,050



14


PORTFOLIO OF INVESTMENTS (Unaudited) -- continued

Bonds - continued
--------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)              VALUE
--------------------------------------------------------------------------------
FOREIGN BONDS - CONTINUED
  CANADA - 0.7%
    PCI Chemicals Canada, Inc., 9.25s, 2007
      (Chemicals)                                       $ 60            $ 45,600
    Russel Metals Inc., 10s, 2009 (Industrial)            50              49,750
                                                                        $ 95,350
  COLOMBIA - 0.2%
    Republic of Colombia, 8.375s, 2027                  $ 35            $ 23,975

  INDONESIA - 1.2%
    Indah Kiat Finance Mauritius Ltd., 10s, 2007
      (Container, forest and paper products)            $265            $164,300

  LUXEMBOURG - 1.4%
    Millicom International Cellular
      Communications Corp., 0s to 2001,
      13.5s to 2006 (Telecommunications)                $250            $186,250

  MEXICO - 4.1%
    Alestra, 12.625s, 2009 (Telecommunications)##       $ 65            $ 60,613
    Petroleos Mexicanos, 9.5s, 2027 (Oil services)        70              58,800
    Satelites Mexicanos SA De CV, 10.125s, 2004
      (Telecommunications)                               150             119,625
    United Mexican States, 10.375s, 2009                  75              75,187
    United Mexican States, 11.375s, 2016                 134             138,020
    United Mexican States, 11.5s, 2026                    80              85,800
                                                                        $538,045
  NETHERLANDS - 2.6%
    Completel Europe NV, 0s to 2004, 14s to 2009
      (Telecommunications)##                            $ 75            $ 38,625
    United Pan Europe, 10.875s, 2009
      (Telecommunications)                               100             100,250
    Versatel Telecom B.V., 13.25s, 2008
      (Telecommunications)                               125             130,000
    Versatel Telecom International, 13.25s, 2008
      (Telecommunications)                                75              78,000
                                                                        $346,875
  PANAMA - 0.6%
    Republic of Panama, 8.875s, 2027                    $100            $ 80,380

  PHILIPPINES - 1.8%
    Republic of Philippines, 9.875s, 2019               $245            $237,037

  POLAND - 0.9%
    Netia Holdings B.V., 10.25s, 2007
      (Telecommunications)                              $130            $113,750

  RUSSIA - 2.5%
    Government of Russia, 11s, 2018                     $ 70            $ 34,650
    Ministry of Finance, 12.75s, 2028                    520             291,200
                                                                        $325,850
  TURKEY - 1.1%
    Cellco Finance NV, 15s, 2005
      (Financial Services)##                            $145            $151,888

  UNITED KINGDOM - 4.8%
    Dolphin Telecom PLC, 11.5s, 2008
      (Telecommunications)                              $255            $122,081
    Esat Telecom Group PLC, 11.875s, 2008
      (Telecommunications)                               145             150,075


15


PORTFOLIO OF INVESTMENTS (Unaudited) -- continued

Bonds - continued
--------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)              VALUE
--------------------------------------------------------------------------------
FOREIGN BONDS - CONTINUED
  UNITED KINGDOM - CONTINUED
    Espirit Telecom Group PLC, 10.875s, 2008
      (Telecommunications)                            $   75         $    75,750
    Jazztel PLC, 14s, 2009 (Telecommunications)##        135             136,350
    Ono Finance PLC., 13s, 2009
      (Telecommunications)##                             100             104,000
    ZSC Specialty, 11s, 2009 (Chemicals)##                50              50,375
                                                                     $   638,631
  VENEZUELA - 0.7%
    Republic of Venezuela, 9.25s, 2027                $  150         $    95,070

TOTAL FOREIGN BONDS                                                  $ 4,189,454

TOTAL BONDS (IDENTIFIED COST, $12,248,353)                           $12,182,220

Convertible Bond - 0.3%
--------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
                                                (000 OMITTED)
--------------------------------------------------------------------------------
  RETAIL - 0.3%
    Corporate Express, Inc., 4.5s, 2000
      (Identified Cost $ 46,500)                      $   50         $    48,125

Stocks - 0.2%
--------------------------------------------------------------------------------
ISSUER                                                SHARES               VALUE
--------------------------------------------------------------------------------
U.S. STOCKS - 0.2%
  MEDIA
    Classic Communications, Inc. *                       150         $     2,500

  SUPERMARKETS - 0.2%
    Penn Traffic Co.**                                 1,969         $    19,444

TOTAL STOCKS (IDENTIFIED COST, $26,213)                              $    21,944

Preferred Stock - 3.3%
--------------------------------------------------------------------------------
ISSUER                                                SHARES               VALUE
--------------------------------------------------------------------------------
  MEDIA - 0.9%
    CSC Holdings, Inc., 11.125% *                        541         $    60,051
    Primedia, Inc., 8.625% *                             650              62,401
                                                                     $   122,452
  TELECOMMUNICATIONS - 2.4%
    Crown Castle International Corp.##                   158         $   164,320
    Global Crossing Holdings Ltd.                      1,000             104,000
    Nextel Communications, Inc.                           50              51,750
                                                                     $   320,070

TOTAL PREFERRED STOCK (IDENTIFIED COST, $438,725)                    $   442,522


16


PORTFOLIO OF INVESTMENTS (Unaudited) -- continued

Warrants - 0.4%
-------------------------------------------------------------------------------
ISSUER                                                SHARES              VALUE
-------------------------------------------------------------------------------
    American Mobile Satellite Corp. (Industrial)*##      155         $     7,750
    DTI Holdings, Inc. (Telecommunications)*             625                   6
    Jazztel PLC (Telecommunications)*##                  675              12,150
    Orbital Imaging Corp. (Telecommunications)*##         25                 750
    Versatel Telecom B.V. (Telecommunications)*          200              33,000

TOTAL WARRANTS (IDENTIFIED COST, $18,445)                            $    53,656

Short-Term Obligations - 2.2%
-------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
                                                (000 OMITTED)
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 8/02/99 at
      Amortized Cost                                  $  290         $   289,960

TOTAL INVESTMENTS (IDENTIFIED COST, $13,068,196)                     $13,038,427

Other Assets, Less Liabilities - 1.7%                                    221,681

NET ASSETS - 100.0%                                                  $13,260,108


 *   Non-income producing security.
##   SEC Rule 144A restriction.
++   Inverse floating rate security.

SEE NOTES TO FINANCIAL STATEMENTS.


17


FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JULY 31, 1999
-------------------------------------------------------------------------------
ASSETS:
  Investments, at value (identified cost, $13,068,196)             $13,038,427
  Cash                                                                  15,056
  Foreign currency, at value (identified cost, $140)                       145
  Receivable for Fund shares sold                                       98,058
  Receivable for investments sold                                       50,125
  Interest and dividends receivable                                    265,575
      Total assets                                                 $13,467,386

LIABILITIES:
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                 $        89
  Payable for investments purchased                                    149,244
  Payable to affiliates -
    Management fee                                                         466
    Distribution and service fee                                         4,286
  Accrued expenses and other liabilities                                53,193
      Total liabilities                                            $   207,278

NET ASSETS                                                         $13,260,108

NET ASSETS CONSIST OF:
  Paid-in capital                                                  $13,548,757
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                    (29,853)
  Accumulated undistributed net realized loss on investments
    and foreign currency transactions                                 (263,021)
  Accumulated undistributed net investment income                        4,225
      Total                                                        $13,260,108

SHARES OF BENEFICIAL INTEREST OUTSTANDING                            1,519,654

CLASS A SHARES:
  Net asset value per share
    (net assets of $3,882,361 / 445,284 shares of
    benefical interest outstanding)                                      $8.72
  OFFERING PRICE PER SHARE (100 / 95.25)                                 $9.15

CLASS B SHARES:
  Net asset value and offering price per share
    (net assets of $7,441,573 / 852,033 shares of
    beneficial interest outstanding)                                     $8.73

CLASS C SHARES:
  Net asset value and offering price per share
    (net assets of $1,936,025 / 222,320 shares of
    beneficial interest outstandng)                                      $8.71

CLASS I SHARES:
  Net asset value, offering price, and redemption price
    per share (net assets of $149.41 / 17.04 shares of
    beneficial interest outstanding)                                     $8.77


On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS.


18


FINANCIAL STATEMENTS -- continued

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JULY 31, 1999
-------------------------------------------------------------------------------
NET INVESTMENT INCOME:
  Income -
    Interest                                                          $581,478
    Dividends                                                            8,024
      Total investment income                                         $589,502

  Expenses -
    Management fee                                                    $ 34,239
    Trustee's compensation                                               4,101
    Shareholder servicing agent fee                                      5,372
    Distribution and service fee (Class A)                               5,321
    Distribution and service fee (Class B)                              29,907
    Distribution and service fee (Class C)                               7,567
    Administrative fee                                                     878
    Custodian fee                                                        3,743
    Printing                                                            15,625
    Postage                                                                552
    Auditing fees                                                        9,279
    Legal fees                                                           1,035
    Registration fees                                                   43,943
    Miscellaneous                                                       13,402
      Total expenses                                                  $174,964
    Preliminary reduction of expenses by investment adviser            (97,928)
      Net expenses                                                    $ 77,036
        Net investment income                                         $512,466

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (identified cost basis) -
    Investment transactions                                           $101,363
    Foreign currency transactions                                            5
      Net realized gain on investments and
        foreign currency transactions                                 $101,368
  Change in unrealized appreciation (depreciaton) -
    Investments                                                       $ 35,944
    Translation of assets and liabilities in
      foreign currencies                                                   (84)
      Net unrealized gain on investments and foreign
        currency translation                                          $ 35,860
        Net realized and unrealized gain on investments
          and foreign currency                                        $137,228
          Increase in net assets from operations                      $649,694


SEE NOTES TO FINANCIAL STATEMENTS.


19


FINANCIAL STATEMENTS -- continued

Statements of Changes in Net Assets
-------------------------------------------------------------------------------
                                            SIX MONTHS ENDED      PERIOD ENDED
                                               JULY 31, 1999  JANUARY 31, 1999*
                                                  (UNAUDITED)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations -
  Net investment income                          $   512,466         $ 256,900
  Net realized gain (loss) on investments
    and foreign currency transactions                101,368          (363,260)
  Net unrealized gain (loss) on
    investments and foreign
    currency translation                              35,860           (65,713)
      Increase in net assets from operations     $   649,694         $(172,073)

Distributions declared to shareholders -
  From net investment income (Class A)           $  (153,221)        $(111,834)
  From net investment income (Class B)              (279,618)         (121,561)
  From net investment income (Class C)               (70,770)          (23,497)
  From net investment income (Class I)                    (7)               (8)
  In excess of net investment income (Class A)            --            (2,505)
  In excess of net investment income (Class B)            --            (2,723)
  In excess of net investment income (Class C)            --              (526)
      Total distributions declared to
        shareholders                             $  (503,616)       $ (262,654)
Net increase in net assets from Fund share
  transactions                                   $ 5,813,491        $7,735,266
      Total increase in net assets               $ 5,959,569        $7,300,539

NET ASSETS:
  At beginning of period                           7,300,539                --
  At end of period (including
    undistributed net investment
    income and accumulated distributions
    in excess of net investment income
    of $4,225 and $4,625, respectively)          $13,260,108        $7,300,539


* For the period from the commencement of the Fund's investment operations, July 1, 1998, through January 31, 1999.


SEE NOTES TO FINANCIAL STATEMENTS.


20


FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------
                                         SIX MONTHS ENDED     PERIOD ENDED
                                            JULY 31, 1999       JANUARY 31,
                                               (UNAUDITED)            1999**
-------------------------------------------------------------------------------
                                                  CLASS A
-------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
Net asset value - beginning of period              $ 8.53           $10.00
Income from investment operations# -
  Net investment income*                           $ 0.45           $ 0.54
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 0.18            (1.50)
      Total from investment operations             $ 0.63           $(0.96)
Less distributions declared to shareholders -
  From net investment income                       $(0.44)          $(0.50)
  In excess of net investment income                   --            (0.01)
      Total distributions declared to
        shareholders                               $(0.44)          $(0.51)
Net asset value - end of period                    $ 8.72           $ 8.53
Total return+++                                      7.46%++         (9.45)%++

RATIOS (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA**:
  Expenses                                           1.00%+           1.00%+
  Net investment income                             10.30%+          10.25%+

PORTFOLIO TURNOVER                                     98%             127%
NET ASSETS AT END OF PERIOD (000 OMITTED)          $3,882           $2,052

 * The investment adviser agreed to maintain expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment income                            $ 0.38           $ 0.33
  Ratios (TO AVERAGE NET ASSETS)
    Expenses                                         2.87%+           4.90%+
    Net investment income                            8.43%+           6.35%+


 ** For the period from the commencement of the Fund's investment operations, July 1,1998, through January 31,1999.

  +  Annualized.

 ++  Not annualized.

  #  Per share data are based on average shares outstanding.

+++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.


21


FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------
                                         SIX MONTHS ENDED     PERIOD ENDED
                                            JULY 31, 1999       JANUARY 31,
                                               (UNAUDITED)            1999**
-------------------------------------------------------------------------------
                                                  CLASS B
-------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
Net asset value - beginning of period              $ 8.54           $10.00
Income from investment operations# -
  Net investment income*                           $ 0.41            $0.47
  Net realized and unrealized gain (loss)
    on investments and foreign currency              0.19            (1.45)
      Total from investment operations             $ 0.60           $(0.98)
Less distributions declared to shareholders -
  From net investment income                        (0.41)          $(0.47)
  In excess of net investment income                   --            (0.01)
      Total distributions declared to
        shareholders                               $(0.41)          $(0.48)
Net asset value - end of period                    $ 8.73           $ 8.54
Total return                                         7.10%++         (9.69)%++

RATIOS (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA*:
  Expenses                                           1.65%+           1.65%+
  Net investment income                              9.56%+           9.60%+

PORTFOLIO TURNOVER                                     98%             127%
NET ASSETS AT END OF PERIOD (000 OMITTED)          $7,442           $4,308

 * The investment adviser agreed to maintain expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment income                            $  0.33          $  0.28
  Ratios (TO AVERAGE NET ASSETS)
    Expenses                                         3.52%+           5.55%+
    Net investment income                            7.69%+           5.70%+

**   For the period from the commencement of the Fund's investment operations,
July 1, 1998, through January 31, 1999.

 +   Annualized.

++   Not annualized.

 #   Per share data are based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.


22

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------
                                         SIX MONTHS ENDED     PERIOD ENDED
                                            JULY 31, 1999       JANUARY 31,
                                               (UNAUDITED)            1999**
-------------------------------------------------------------------------------
                                                  CLASS C
-------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
Net asset value - beginning of period              $ 8.52           $10.00
Income from investment operations# -
  Net investment income*                           $ 0.42           $ 0.47
  Net realized and unrealized gain (loss) on
    investments and foreign currency
      transactions                                   0.18            (1.47)
        Total from investment operations           $ 0.60           $(1.00)
Less distributions declared to shareholders -
  From net investment income                       $(0.41)          $(0.47)
  In excess of net investment income                   --            (0.01)
      Total distributions declared to
        shareholders                               $(0.41)          $(0.48)
Net asset value - end of period                    $ 8.71           $ 8.52
Total return                                         7.12%++         (9.89)%++

RATIOS (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA*:
  Expenses                                           1.65%+           1.65%+
  Net investment income                              9.59%+           9.60%+

PORTFOLIO TURNOVER                                     98%             127%
NET ASSETS AT END OF PERIOD (000 OMITTED)          $1,936           $  941

 * The investment adviser agreed to maintain expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment income                            $ 0.33           $ 0.27
  Ratios (TO AVERAGE NET ASSETS)
    Expenses                                         3.52%+           5.55%+
    Net investment income                            7.72%+           5.70%+


** For the period from the commencement of the Fund's investment operations, July 1, 1998, through January 31, 1999.

 +  Annualized.

++  Not annualized.

 #  Per share data are based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.


23


Financial Highlights - continued
-------------------------------------------------------------------------------
                                         SIX MONTHS ENDED     PERIOD ENDED
                                            JULY 31, 1999      JANUARY 31,
                                              (UNAUDITED)           1999**
-------------------------------------------------------------------------------
                                                  CLASS I
-------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
Net asset value - beginning of period               $8.56           $10.00
Income from investment operations# -
  Net investment income*                            $0.47            $0.64
  Net realized and unrealized loss on
    investments and foreign currency
    transactions                                    (0.21)           (1.55)
  Total from investment operations                  $0.26           $(0.91)
Less distributions declared to shareholders -
  From net investment income                       $(0.05)          $(0.52)
  In excess of net investment income                   --            (0.01)
  Total distributions declared to shareholders     $(0.05)          $(0.53)
Net asset value - end of period                     $8.77            $8.56
Total return                                         7.85%++         (8.96)%++

RATIOS (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA*:
  Expenses                                           0.65%+           0.65%+
  Net investment income                             10.90%+          11.10%+

PORTFOLIO TURNOVER                                     98%             127%

NET ASSETS AT END OF PERIOD (000 OMITTED)              --               --

 * The investment adviser agreed to maintain expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment income                             $0.39            $0.41
  Ratios (TO AVERAGE NET ASSETS)
    Expenses                                         2.52%+           4.55%+
    Net investment income                            9.03%+           7.20%+


** For the period from the commencement of the Fund's operations, July 1, 1998, through January 31, 1999.

 +  Annualized.

++  Not annualized.

 #  Per share data are based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.


24


NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS High Yield Opportunities Fund (the Fund) is a diversified series of MFS Series Trust III (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
GENERAL - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk then investments in higher-rated securities and tend to be more sensitive to economic conditions. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and


25


NOTES TO FINANCIAL STATEMENTS (Unaudited) -- continued

losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

TAX MATTERS AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies


26


NOTES TO FINANCIAL STATEMENTS (Unaudited) -- continued

and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Funds' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At January 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $351,410 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on January 31, 2007.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
INVESTMENT ADVISER - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the Fund's average daily net assets. The investment advisor has voluntarily agreed to pay the Fund's operating expenses exclusive of management and distribution fees such that the Fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are


27


NOTES TO FINANCIAL STATEMENTS (Unaudited) -- continued

officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $932 for the six months ended July 31, 1999.

ADMINISTRATOR - The Fund has an administrative service agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

          First $1 billion                  0.0150%
          Next $1 billion                   0.0125%
          Next $1 billion                   0.0100%
          In excess of $3 billion           0.0000%

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $4,078 for the six months ended July 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:
The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,201 for the six months ended July 31, 1999. Fees incurred under the distribution plan during the six months ended
July 31, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 and $0 for Class B and Class C shares, respectively, for the six months ending July 31, 1999. Fees incurred under the


28


NOTES TO FINANCIAL STATEMENTS (Unaudited) -- continued

distribution plan during the six months ended July 31, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ending July 31, 1999, were $0, $117,385, and $481 for Class A, Class B, and Class C shares, respectively.

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $15,449,275 and $9,863,753 , respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $13,068,196
Gross unrealized appreciation                                    $   413,514
Gross unrealized depreciation                                       (443,283)
    Net unrealized depreciation                                  $   (29,769)

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

CLASS A SHARES
                SIX MONTHS ENDED JULY 31, 1999   PERIOD ENDED JANUARY 31, 1999*
                ------------------------------   ------------------------------
                          SHARES        AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------
Shares sold              272,718   $ 2,391,488         472,706     $ 4,288,642
Shares issued to
  shareholders in
  Reinvestment of
    distributions         12,511       109,493           9,169          78,586
Shares reacquired        (80,574)     (703,474)       (241,246)     (1,993,787)
    Net increase         204,655   $ 1,797,508         240,629     $ 2,373,441

*For the period from the commencement of the Fund's investment operations, July 1, 1998, through January 31, 1999.


29

NOTES TO FINANCIAL STATEMENTS (Unaudited) -- continued

CLASS B SHARES
                SIX MONTHS ENDED JULY 31, 1999   PERIOD ENDED JANUARY 31, 1999*
                ------------------------------   ------------------------------
                          SHARES        AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------
Shares sold              411,204   $ 3,595,625         553,031     $ 4,823,469
Shares issued to
  shareholders in
  Reinvestment of
    distributions          9,407        82,445           3,552          30,138
Shares reacquired        (72,758)     (639,455)        (52,403)       (457,181)
    Net increase         347,853   $ 3,038,615         504,180     $ 4,396,426

CLASS C SHARES
                SIX MONTHS ENDED JULY 31, 1999   PERIOD ENDED JANUARY 31, 1999*
                ------------------------------   ------------------------------
                          SHARES        AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------
Shares sold              167,242   $ 1,469,194         127,217     $ 1,112,271
Shares issued to
  shareholders in
  Reinvestment of
    distributions          3,310        28,929           1,180           9,966
Shares reacquired        (58,625)     (520,759)        (18,004)       (157,003)
    Net increase         111,927   $   977,365         110,393     $   965,234

CLASS I SHARES
                SIX MONTHS ENDED JULY 31, 1999   PERIOD ENDED JANUARY 31, 1999*
                ------------------------------   ------------------------------
                          SHARES        AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------
Shares sold                   --   $        --              16     $       160
Shares issued to
  shareholders in
  Reinvestment of
    distributions             --             3               1               5
Shares reacquired             --            --              --              --
    Net increase              --   $         3              17     $       165

*For the period from the commencement of the Fund's investment operations, July 1, 1998, through January 31, 1999.

(6) Line of Credit
The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. There was no commitment fee allocated to the Fund for the six months ended July 31, 1999. The Fund had no borrowings during the period.

(7) Financial Instruments
At July 31, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $89 with Deutsche Bank. At July 31, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.


30


MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS(R) Original Research(SM) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.


31


MFS FAMILY OF FUNDS (R)

MFS offers a range of mutual funds to meet investors' varying financial needs and goals. The funds are placed below in descending order of the level of risk and reward each one offers in relation to the others in that asset class.1 The objective of the fund you choose should correspond to your financial needs and goals.
HIGHER RISK/HIGHER REWARD POTENTIAL

BOND FUNDS
MFS(R) GLOBAL GOVERNMENTS FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND
MFS(R) HIGH INCOME FUND
MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) STRATEGIC INCOME FUND
MFS(R) MUNICIPAL STATE FUNDS
       AL, AR, CA, FL, GA, MD, MA, MS,
       NY, NC, PA, SC, TN, VA, WV
MFS(R) MUNICIPAL INCOME FUND
MFS(R) BOND FUND
MFS(R) MUNICIPAL BOND FUND
MFS(R) GOVERNMENT SECURITIES FUND
MFS(R) GOVERNMENT MORTGAGE FUND
MFS(R) INTERMEDIATE INCOME FUND
MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) LIMITED MATURITY FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND

STOCK FUNDS
MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND
MFS(R) MANAGED SECTORS FUND
MFS(R) NEW DISCOVERY FUND
MFS(R) EMERGING GROWTH FUND
MFS(R) MID CAP GROWTH FUND
MFS(R) INTERNATIONAL GROWTH FUND
MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) GLOBAL GROWTH FUND
MFS(R) STRATEGIC GROWTH FUND
MFS(R) RESEARCH FUND
MFS(R) INTERNATIONAL GROWTH AND INCOME FUND
MFS(R) GLOBAL EQUITY FUND
MFS(R) CAPITAL OPPORTUNITIES FUND
MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MFS(R) GROWTH OPPORTUNITIES FUND
MFS(R) LARGE CAP GROWTH FUND
MFS(R) UNION STANDARD(R) EQUITY FUND
MFS(R) RESEARCH GROWTH AND INCOME FUND
MASSACHUSETTS INVESTORS TRUST
MFS(R) EQUITY INCOME FUND
MFS(R) UTILITIES FUND
MFS(R) GLOBAL TOTAL RETURN FUND
MFS(R) TOTAL RETURN FUND
MFS(R) GLOBAL ASSET ALLOCATION FUND

LOWER RISK/LOWER REWARD POTENTIAL

1For information on the specific risks, charges, and expenses associated with any MFS fund, refer to the prospectus. Read it carefully before investing or sending money.


32


MFS(R) HIGH YIELD OPPORTUNITIES FUND

TRUSTEES
RICHARD B. BAILEY* - Private Investor; Former Chairman and Director (until
1991), MFS Investment Management
J. ATWOOD IVES - Chairman and Chief Executive Officer, Eastern Enterprises (diversified services company)
LAWRENCE T. PERERA - Partner, Hemenway & Barnes (attorneys)
WILLIAM J. POORVU - Adjunct Professor, Harvard University Graduate School of Business Administration
CHARLES W.SCHMIDT - Private Investor
ARNOLD D. SCOTT* - Senior Executive Vice President, Director, and Secretary, MFS Investment Management
JEFFREY L. SHAMES* - Chairman, Chief Executive Officer, and Director, MFS Investment Management
ELAINE R. SMITH - Independent Consultant
DAVID B. STONE - Chairman and Director, North American Management Corp. (investment advisers)

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
JEFFREY L. SHAMES*

PORTFOLIO MANAGER
ROBERT J. MANNING*

TREASURER
W. THOMAS LONDON*

ASSISTANT TREASURERS
MARK E. BRADLEY*
ELLEN MOYNIHAN*
JAMES O. YOST*

SECRETARY
STEPHEN E. CAVAN*

ASSISTANT SECRETARY
JAMES R. BORDEWICK, JR.*

CUSTODIAN
State Street Bank and Trust Company

INVESTOR INFORMATION
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial consultant or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB
www.mfs.com



*Affiliated with the Investment Adviser


33


MFS(R) HIGH YIELD OPPORTUNITIES FUND

M     F     S
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)

500 BOYLSTON STREET
BOSTON, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston,MA 02116-3741
MHO-3  9/99  3M   70/270/370/870